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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-3226 of CITGO Petroleum Corporation on Form S-3 and in Registration Statement No. 333-11656 of PDVSA Finance Ltd. and Petroleos de Venezuela, S.A. on Form F-4 of our report dated February 11, 2000, appearing in this Annual Report on Form 10-K of CITGO Petroleum Corporation for the year ended December 31, 1999.


Deloitte & Touche LLP


Tulsa, Oklahoma
March 24, 2000